                                                                   Exhibit 10.13

              FIRST AMENDMENT TO PURCHASE AGREEMENT No. P.A. - 0392
              -----------------------------------------------------

         THIS FIRST AMENDMENT TO PURCHASE AGREEMENT No. P.A. - 0392 (the "First Amendment") is made and entered into effective as of the 30th day of September, 1998 by and between BOMBARDIER INC., ("Bombardier") a Canadian corporation through Bombardier Aerospace Regional Aircraft (formerly Bombardier Regional Aircraft Division) having an office at 123 Garratt Boulevard, Downsview, Ontario, Canada and COMAIR, INC., ("Buyer") an Ohio corporation with offices located at the Cincinnati/Northern Kentucky International Airport, Cincinnati, Ohio, U.S.A., 45275.


WHEREAS, Bombardier and Buyer are parties to that certain Purchase Agreement No. P.A. - 0392 dated November 24, 1997 (the "Agreement" ) and pursuant to Section
24.1 thereof, desire to amend the Agreement as herein provided;

WHEREAS, the parties desire to provide for the exercise by Buyer of the purchase of certain Option Aircraft and Additional Option Aircraft granted Buyer under the Agreement as hereinafter provided.

NOW THEREFORE, for good and valuable consideration, the adequacy and receipt of which is hereby acknowledge by the parties, Buyer and Bombardier agree to amend the Agreement as follows:


1. The second WHEREAS Recital paragraph contained on page 1 of the Agreement is hereby amended to substitute "sixty (60)" for "thirty
         (30)" therein.

2. The definition of "Agreement" contained in Article 1.1 is amended and restated in its entirety to read as follows:

         "Agreement" this Purchase Agreement No. 0392 together with its Exhibits, Annexes and Letters of Agreement attached hereto (each of which is incorporated in the agreement by this reference) as they may be amended pursuant to the provisions of the agreement including without limitation the First Amendment to this Purchase Agreement P.A.-0392;"

3. Article 2.0 of the Agreement is amended to substitute "sixty (60)" for "thirty (30)" therein.

4.       Exhibit C of the Agreement is hereby amended as follows:

         [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

         in Annex to Exhibit C-2, add CR 34-352 GPS - Dual Collins GPS-2000 with respect only to Aircraft No. 31 through No. 60, inclusive.

5. Exhibit D of the Agreement is hereby amended and restated in its entirety so as to read as provided in Appendix I attached hereto and made a part hereof.

6. [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

7. With respect to each and every Letter Agreement attached and incorporated in the Agreement (including Letter Agreement Number's 0392-01 through to 0392-24 and 30), the initial paragraph of each such Letter Agreement is amended to substitute "sixty (60)" for "thirty
         (30)" therein.

8. Letter Agreement No. 0392-05 of the Agreement is hereby amended as follows:

         [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

9. Letter Agreement No. 0392-06 of the Agreement is hereby amended as follows:

         in paragraph 1.0,  substitute "sixty (60)"  for  "thirty (30)" therein;

         paragraph 1.2 is hereby deleted and replaced in its entirety with "Bombardier hereby offers to Buyer the option to purchase forty-five
         (45) CRJ-100ER option aircraft the ("Option Aircraft") [*]

         [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

10.      Letter Agreement No. 0392-25 is hereby added to the Agreement.

11.      Letter Agreement No. 0392-26 is hereby added to the Agreement.

12.      Letter Agreement No. 0392-27 is hereby added to the Agreement.

13.      Letter Agreement No. 0392-28 is hereby added to the Agreement.

14.      Letter Agreement No. 0392-29 is hereby added to the Agreement.

15.      Letter Agreement No. 0392-31 is hereby added to the Agreement.

16.      Letter Agreement No. 0392-22 of the Agreement is hereby amended to [*].

Except as specifically provided herein, the Agreement together with all Exhibits, Annexes, Appendices and Letter Agreements attached shall continue in full force and effect.


In witness whereof this First Amendment Agreement was signed on the date written hereof:

For and on behalf of                         For an on behalf of

Comair, Inc.:                                Bombardier Inc.:



By: /s/ Randy Rademacher                     By:  /s/ Robert Gillespie
    ---------------------                         ----------------------------
    Randy Rademacher                               Robert Gillespie
Its: Senior Vice President Finance & CFO     Its:  President
                                                   Bombardier Aerospace,
                                                   Regional Aircraft



                                               By: /s/ John Giraudy
                                                   ---------------------------
                                                    John Giraudy

                                               Its: Sr. Vice President, Sales
                                                    Bombardier Aerospace,
                                                    Regional Aircraft

                                                               Appendix I to the
                                                               -----------------
                                                              First Amendment to
                                                              ------------------
                                                                        PA -0392
                                                                        --------

                                    EXHIBIT D
                                DELIVERY SCHEDULE


The Aircraft shall be offered to Buyer for acceptance pursuant to the provisions of Article 9 in accordance with the following schedule:

                  AIRCRAFT                  SCHEDULED DELIVERY MONTH/YEAR

                    No. 1                                     [*]
                    No. 2                                     [*]
                    No. 3                                     [*]
                    No. 4                                     [*]
                    No. 5                                     [*]
                    No. 6                                     [*]
                    No. 7                                     [*]
                    No. 8                                     [*]
                    No. 9                                     [*]
                    No. 10                                    [*]
                    No. 11                                    [*]
                    No. 12                                    [*]
                    No. 13                                    [*]
                    No. 14                                    [*]
                    No. 15                                    [*]
                    No. 16                                    [*]
                    No. 17                                    [*]
                    No. 18                                    [*]
                    No. 19                                    [*]
                    No. 20                                    [*]
                    No. 21                                    [*]
                    No. 22                                    [*]
                    No. 23                                    [*]
                    No. 24                                    [*]
                    No. 25                                    [*]
                    No. 26                                    [*]
                    No. 27                                    [*]
                    No. 28                                    [*]
                    No. 29                                    [*]
                    No. 30                                    [*]

                    No. 31                                    [*]
                    No. 32                                    [*]
                    No. 33                                    [*]
                    No. 34                                    [*]
                    No. 35                                    [*]
                    No. 36                                    [*]
                    No. 37                                    [*]
                    No. 38                                    [*]
                    No. 39                                    [*]
                    No. 40                                    [*]
                    No. 41                                    [*]
                    No. 42                                    [*]
                    No. 43                                    [*]
                    No. 44                                    [*]
                    No. 45                                    [*]
                    No. 46                                    [*]
                    No. 47                                    [*]
                    No. 48                                    [*]
                    No. 49                                    [*]
                    No. 50                                    [*]
                    No. 51                                    [*]
                    No. 52                                    [*]
                    No. 53                                    [*]
                    No. 54                                    [*]
                    No. 55                                    [*]
                    No. 56                                    [*]
                    No. 57                                    [*]
                    No. 58                                    [*]
                    No. 59                                    [*]
                    No. 60                                    [*]

                                                              Appendix II to the
                                                              ------------------
                                                      First Amendment to PA-0392
                                                      --------------------------
       ATTACHMENT A to Letter Agreement No. 05 to Purchase Agreement -0392

       [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED
                        SEPARATELY WITH THE COMMISSION.]

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                                      -6-

                                                             Appendix III to the
                                                             -------------------
                                                      First Amendment to PA-0392
                                                      --------------------------
                        Option Aircraft Delivery Schedule
       [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED
                        SEPARATELY WITH THE COMMISSION.]

September 30, 1998


Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 25 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF SIXTY (60) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         [CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]
When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly, BOMBARDIER INC.

/s/ Gail M. Greenwood

Gail M. Greenwood
Contracts Manager
Bombardier Aerospace, Regional Aircraft


Acknowledged and Accepted:
this 30th day of September, 1998

COMAIR, INC.


   /s/ Randy Rademacher
------------------------------
Randy Rademacher
Senior Vice President, Finance & CFO
LA No. 25                            -1-
to P.A. No. 0392
                                                     ---------------------------
                                                      Initials

                                                      Buyer   Bombardier
                                                     ---------------------------

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 26 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF SIXTY (60) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

[CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly, BOMBARDIER INC.

/s/ Gail M. Greenwood

Gail M. Greenwood
Contracts Manager
Bombardier Aerospace, Regional Aircraft

Acknowledged and Accepted:
this 30th day of September, 1998

COMAIR, INC.



/s/ Randy Rademacher
--------------------------
Randy Rademacher
Senior Vice President, Finance & CFO
LA No. 26                                -1-
to P.A. No. 0392
                                                     ---------------------------
                                                      Initials

                                                      Buyer   Bombardier
                                                     ---------------------------

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 27 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF SIXTY (60) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

[CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly, BOMBARDIER INC.

/s/ Gail M. Greenwood

Gail M. Greenwood
Contracts Manager
Bombardier Aerospace, Regional Aircraft

Acknowledged and Accepted:
this 30th day of September, 1998

COMAIR, INC.



/s/ Randy Rademacher
--------------------------
Randy Rademacher
Senior Vice President, Finance & CFO





LA No. 28                                -1-
to P.A. No. 0392
                                                     ---------------------------
                                                      Initials

                                                      Buyer   Bombardier
                                                     ---------------------------

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 28 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF SIXTY (60) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

[CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

         This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.






LA No. 28                             -1-
to P.A. No. 0392
                                                     ---------------------------
                                                      Initials

                                                      Buyer   Bombardier
                                                     ---------------------------

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly, BOMBARDIER INC.

/s/ Gail M. Greenwood

Gail M. Greenwood
Contracts Manager
Bombardier Aerospace, Regional Aircraft

Acknowledged and Accepted:
this 30th day of September, 1998

COMAIR, INC.



/s/ Randy Rademacher
--------------------------
Randy Rademacher
Senior Vice President, Finance & CFO



LA No. 28                             -2
to P.A. No. 0392
                                                     ---------------------------
                                                      Initials

                                                      Buyer   Bombardier
                                                     ---------------------------

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 29 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF SIXTY (60) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

[CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]

 3.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to undelivered Aircraft.

4.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.







LA No. 29                            -1-
to P.A. No. 0392
                                                     ---------------------------
                                                      Initials

                                                      Buyer   Bombardier
                                                     ---------------------------

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly, BOMBARDIER INC.


/s/ Gail M. Greenwood

Gail M. Greenwood
Contracts Manager
Bombardier Aerospace, Regional Aircraft

Acknowledged and Accepted:
this 30th day of September, 1998

COMAIR, INC.



/s/ Randy Rademacher
--------------------------
Randy Rademacher
Senior Vice President, Finance & CFO














LA No. 29                            -2-
to P.A. No. 0392
                                                     ---------------------------
                                                      Initials

                                                      Buyer   Bombardier
                                                     ---------------------------

September 30, 1998




Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 31 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BOMBARDIER") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF SIXTY (60) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

[CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.]













LA No. 31                           -1-
to P.A. No. 0392
                                                     ---------------------------
                                                      Initials

                                                      Buyer   Bombardier
                                                     ---------------------------

3.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly, BOMBARDIER INC.


/s/ Gail M. Greenwood

Gail M. Greenwood
Contracts Manager
Bombardier Aerospace, Regional Aircraft

Acknowledged and Accepted:
this 30th day of September, 1998

COMAIR, INC.



/s/ Randy Rademacher
--------------------------
Randy Rademacher
Senior Vice President, Finance & CFO


* MATERIAL DESIGNATED BY AN ASTERISK IS CONSIDERED CONFIDENTIAL AND HAS BEEN OMITTED PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LA No. 31                            -2-
to P.A. No. 0392
                                                     ---------------------------
                                                      Initials

                                                      Buyer   Bombardier
                                                     ---------------------------